Acquisitions	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Schedule of Allocation, Asset and Liability [Line Items]
Acquisitions	Acquisitions
On January 23, 2025, the Company completed its acquisition of the majority of the homebuilding assets of Liberty Communities, LLC (“Liberty Communities”). The Liberty Communities 401(k) plan was not merged into the Plan.
On March 4, 2025, the Company acquired Cherry Creek Mortgage, LLC, which did not have an active employee benefit plan as of the date of acquisition.
On April 18, 2025, the Company acquired Alliant National Title Insurance Company, Inc. and a related affiliate (collectively, “Alliant Title”). Effective July 1, 2025, the Alliant National Title Insurance Company Inc. Retirement Plan (“Alliant Plan”) was merged into the Plan. As a result, the assets from the Alliant Plan were transferred to the Plan. Participant accounts totaling $7,439,879 and outstanding participant loans of $255,417 were transferred into the Plan and were recorded as transfers from other plans in the Statement of Changes in Net Assets Available for Benefits. The transfer of all Alliant Plan assets to the Plan was completed on July 21, 2025.
On May 2, 2025, the Company completed its acquisition of the majority of the homebuilding assets of Green River Builders, Inc. (“Green River Builders”). The Green River Builders 401(k) plan was not merged into the Plan.
Acquired employees are subject to the provisions of the Plan based on the later of the date of acquisition or the effective date of the plan merger, as applicable. The Plan provisions allow for the acquired employees to satisfy continuous employment eligibility requirements based on their previous employment with the acquired company.